                                   EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the following registration statement of the Harris Corporation Retirement Plan of our report dated December 16, 2002, with respect to the financial statements of the Harris Corporation Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 2002.

   Form S-8        No. 333-75114           Harris Corporation Retirement Plan



                                          /s/ Bray, Beck & Koetter CPA, PA

Melbourne, Florida
December 23, 2002